EXHIBIT 23(A)

                                    [ARTHUR
                                   ANDERSEN]
                                   Lettethead

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated May 16, 1996, included in World Fuel Services Corporation's Form 10-K for the year ended March 31, 1996, and to all references to our Firm included in this Registration Statement.


    ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP
    -------------------

Miami, Florida,

March 11, 1997.